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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 25, 2003

                    STEWART INFORMATION SERVICES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELAWARE                         1-12688                    74-1677330
(STATE OR OTHER               (COMMISSION FILE NO.)          (I.R.S. EMPLOYER
 JURISDICTION)                                               IDENTIFICATION NO.)

                    1980 Post Oak Blvd, Houston, Texas 77056
               (Address Of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 625-8100

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              Press release of Stewart Information Services Corporation
                  dated April 25, 2003, reporting financial results for the three months ended March 31, 2003

ITEM 9. REGULATION FD DISCLOSURE

      A press release issued by Stewart Information Services Corporation on April 25, 2003 regarding financial results for the three months ended March 31, 2003 is attached hereto as Exhibit 99.1, and the first and second paragraphs thereof and the financial tables therein, are incorporated herein by reference. Such information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K in accordance with Release No. 33-8216 issued by the Securities and Exchange Commission ("SEC") and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the SEC on March 27, 2003. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     STEWART INFORMATION SERVICES CORPORATION
                                     (Registrant)

                                     By: /s/ Max Crisp
                                         ---------------------------------------
                                     (Max Crisp, Executive Vice President,
                                     Secretary-Treasurer, Director and Principal
                                     Financial and Accounting Officer)

Date: April 29, 2003